SECOND AMENDMENT TO LOAN AGREEMENTS
                     DATED JANUARY 3, 1984 AND AUGUST 3, 1984

         THIS Second Amendment to Loan Agreements dated January 3, 1984 and August 3, 1984 ("Second Amendment") between HOLT HAULING AND WAREHOUSING SYSTEM, INC. ("Holt") and THE CITY OF GLOUCESTER CITY, NEW JERSEY ("City") is made this 1st day of August, 1996.

         WHEREAS, Holt and the City entered into a Loan Agreement dated January 3, 1984 ("UDAG I Loan Agreement") which provided that the City lend to Holt the sum of Three Million, Five Hundred Ninety-Five Thousand, Five Hundred Thirty-Three ($3,595,533.00) Dollars ("UDAG I Loan") for the partial financing of the construction of a marginal dock facility and the acquisition and installation of two (2) rail supported container cranes ("Kochs Cranes"); and

         WHEREAS, as evidence of its indebtedness to the City, Holt delivered a Promissory Note dated March 15, 1984 for the sum of Three Million, Three Hundred Forty-Five Thousand, Five Hundred Thirty-Three ($3,345,533.00) Dollars and a Promissory Note dated April 18, 1984 for the sum of Two Hundred Fifty Thousand ($250,000.00) Dollars (collectively "UDAG I Notes"); and

         WHEREAS, to secure the indebtedness of UDAG I Loan, Holt delivered the City a Mortgage on March 15, 1984 recorded at Mortgage Book _ Page __ in the Camden County Register of Deeds in the amount of Three Million Three Hundred Forty-Five



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Thousand, Five Hundred Thirty-Three ($3,345,533.00) Dollars and a Supplemental
Mortgage on April 18, 1984 recorded at Mortgage Book _ Page _ in the Camden County Register of Deeds in the amount of Two Hundred Fifty Thousand ($250,000.00) Dollars, both Mortgages being recorded against a tract of land located at Block __, Lot _ (Tract 1) in the City of Gloucester City; and

         WHEREAS, to secure the indebtedness of UDAG I Loan, Broadway Equipment Leasing Corp. delivered the City a Mortgage on March 15, 1984 recorded at Mortgage Book___ Page _ in the Camden County Register of Deeds in the amount of Three Million, Three Hundred Forty-Five Thousand, Five Hundred Thirty-Three ($3,345,533.00) Dollars and a Supplemental Mortgage on April 18, 1984 recorded at Mortgage Book _ Page __ in the Camden County Register of Deeds in the amount of Two Hundred Fifty Thousand ($250,000.00) Dollars, both Mortgages being recorded against a tract of land located at Block __ Lot _ (Tract 2) in the City of Gloucester City; and

         WHEREAS, Broadway Equipment Leasing Corp. executed a Surety Agreement dated March 15, 1984 and a Supplemental Surety Agreement dated April 18, 1984 guaranteeing repayment of UDAG I Loan by Holt; and

         WHEREAS, Oregon Avenue Enterprises, Inc. executed a Surety Agreement dated March 15, 1984 and a Supplemental Surety Agreement dated April 18, 1984 guaranteeing repayment of UDAG I Loan by Holt; and


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         WHEREAS, Holt and the City entered into a second Loan Agreement dated
August 3, 1984 ("UDAG II Loan Agreement") which provided that City lend to Holt the sum of Two Million ($2,000,000.00) Dollars ("UDAG II Loan") for the partial financing of the construction of a marginal dock facility; and

         WHEREAS, as evidence of its indebtedness to the City, Holt delivered a Promissory Note dated August 22,1984 for the sum of Two Million ($2,000,000.00) Dollars ("UDAG II Note"); and

         WHEREAS, to secure the indebtedness of UDAG II Loan, Holt delivered the City a Mortgage on ____________, 1984 recorded at Mortgage Book _ Page __ in the Camden County Register of Deeds in the amount of Two Million ($2,000,000.00) Dollars, said Mortgage being recorded against a tract of land located at Block _______, Lot _ (Tract 1) in the City of Gloucester City; and

         WHEREAS, to secure the indebtedness of UDAG II Loan, Broadway Equipment Leasing Corp. delivered the City a Mortgage on _, 1984 recorded at Mortgage Book
__ Page _ in the Camden County Register of Deeds in the amount of Two Million ($2,000,000.00) Dollars, said Mortgage being recorded against a tract of land located at Block __ Lot _ (Tract 2) in the City of Gloucester City; and

         WHEREAS, on August 24, 1984 Thomas J. Holt executed a Guaranty in favor of the City, guaranteeing repayment by Holt of the sums of Three Million Three Hundred Forty-

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Five Thousand, Five Hundred Thirty-Three ($3,345,533.00) Dollars, and Two
Hundred Fifty Thousand ($250,000.00) Dollars pursuant to UDAG I Loan and Two Million ($2,000,000.00) Dollars pursuant to UDAG II Loan; and

         WHEREAS, on March 31, 1991 Holt and the City executed a First Amendment to the Loan Agreement dated January 3, 1984, pursuant to which certain Security Agreements were released by the City, the principal of UDAG I Loan was recalculated to an amount of Three Million, Three Hundred Twenty Thousand, Seven Hundred Ninety-Nine ($3,320,799.00) Dollars, and UDAG I Notes were canceled and returned to Holt in exchange for the delivery of two (2) new Promissory Notes ("Amended UDAG I Notes") in the respective amounts of $3,320,799.00 and $893,420.00; and

         WHEREAS, on March 31, 1991 Holt and the City executed a First Amendment to the Loan Agreement dated August 3, 1984, pursuant to which an event of Default under UDAG I Loan Agreement, as amended March 31, 1991 or under any and all Promissory Notes, Mortgages or any other Agreements executed pursuant to UDAG I Loan Agreement and the First Amendment thereto, shall constitute a default under UDAG II Loan Agreement and the Promissory Notes, Mortgages or any other Agreements executed pursuant to UDAG II Loan Agreement; and

         NOW, THEREFORE, in consideration of the mutual terms, covenants, provisions and conditions herein set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

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         1. The City and Holt agreed to enter into this Second Amendment under which the current outstanding balances due to the City under UDAG I Loan and UDAG II Loan including principal and accrued interest will be combined into one principal amount subject to the terms and conditions of UDAG I Loan Agreement and UDAG II Loan Agreement. Holt agrees to execute a Promissory Note to the City for the combined principal amount on the terms set forth herein and other non-contradictory provisions of the UDAG I Loan Agreement and UDAG II Loan Agreement.

         2. The City and Holt agree that the Mortgages executed by Holt and Broadway Equipment Leasing Corp. securing repayment of UDAG I Loan and UDAG II Loan by Holt shall remain in full force and effect under the terms of this Second Amendment.

         3. The City and Holt agree that the Surety Agreements executed by Broadway Equipment Leasing Corp. and Oregon Avenue Enterprises, Inc. guaranteeing repayment of UDAG I Loan and UDAG II Loan by Holt shall remain in full force and effect under the terms of this Second Amendment.

         4. The City and Holt agree that the Guaranty executed by Thomas J. Holt guaranteeing repayment of UDAG I Loan and UDAG II Loan by Holt shall remain in full force and effect under the terms of this Second Amendment.

         5. The City and Holt agree that the UDAG I and UDAG II Loan Agreements (the "Combined Principal") shall be refinanced through execution of a Promissory
Note in the amount of Five Million, Fifty-Seven Thousand, Eight Hundred Thirty-Six Dollars ($5,057,836.00), accruing interest at the rate of six percent (6%) per annum commencing on

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March 30, 1997, payable in one hundred eighty (180) equal monthly payments based on a twenty-five (25) year amortization schedule, with interest thereon. A final balloon payment will be made on March 31, 2012 for all outstanding Combined Principal and accrued interest and late fees, if any, as of that date.

         6. The City and Holt agree that for the purposes of the repayment terms of UDAG I Loan Agreement and UDAG 11 Loan Agreement, the combined principal balance of both UDAG I Loan and LTDAG II Loan [including the amounts of payment due from August 1, 1996 through March 31, 1997 at an interest rate of seven percent (70%)] shall be $5,057,836.00 as of March 31, 1997.

         7. The City and Holt agree that monthly payments under this Second Amendment will be subject to a two percent (2%) late charge for each thirty
(30) day deliquency for amounts paid more than fifteen (15) days after their due date.

         8. The City and Holt agree that the Amended UDAG I Notes and UDAG II Note shall be marked "canceled" and returned to Holt in exchange for the delivery by Holt of the new Promissory Note in the amount of $5,057,836.00

         9. The City and Holt agree that at the time of the execution of this Second Amendment, Holt shall pay the City a one-half percent (1/2%) financing fee in the amount of $25,289.00 to cover the City's administrative costs in connection with the refinancing of UDAG I Loan and UDAG II Loan.

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         10. Except as otherwise stated herein, all other terms and conditions of the UDAG I Loan Agreement and UDAG II Loan Agreement, including the Mortgages, Surety Agreements and Guaranty related thereto shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Second Amendment the day and year first above written.

                                         HOLT HAULING AND
                                         WAREHOUSING SYSTEM, INC.

                                         BY: Bernard Gelman
                                           ------------------------------------

 ATTEST:

/s/ John Evans
------------------------------
JOHN EVANS, Secretary
(Corporate Seal)

                                         CITY OF GLOUCESTER CITY

                                         BY: /s/ Robert T. Gorman
                                            -----------------------------------
                                            ROBERT T. GORMAN, Mayor

 ATTEST:

/s/ Mary A. Moran RMC
------------------------------
MARY MORAN, City Clerk
(Municipal Seal)

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